EXHIBIT 99

July 24, 2003

Securities and Exchange Commission
450 Fifth Street, NW
Washington, DC 20549

Commissioners:

We have read the statements made by Lightning Rod Software, Inc. (copy attached), which we understand will be filed with the Commission pursuant to Item 4 of Form 8-K, as part of the Company’s Form 8-K dated July 24, 2003. We agree with the statements concerning our Firm in such Form 8-K.

Very truly yours,

Boulay, Heutmaker, Zibell & Co. P.L.L.P.